UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 27, 1999


                       CENTURY TELEPHONE ENTERPRISES, INC.

             (Exact name of registrant as specified in its charter)


       Louisiana                    1-7784                     72-0651161
    (State or other            (Commission File              (IRS Employer
    jurisdiction of                 Number)                Identification No.)
    incorporation)

        100 Century Park Drive, Monroe, Louisiana                71203

         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9500



Item 5.   Other Events

   The following press release was issued by Century Telephone Enterprises. Inc. on April 27, 1999:


FOR IMMEDIATE RELEASE               FOR MORE INFORMATION CONTACT:
April 27, 1999                      Jeffrey S. Glover (318) 388-9648
                                    jeff.glover@centurytel.com


      CenturyTel's First Quarter Earnings from Operations Rise 30 Percent
      -------------------------------------------------------------------

Monroe, LA. . . CenturyTel (Century Telephone Enterprises, Inc., NYSE Symbol:
CTL) announces operating results for first quarter 1999.

o Revenues climbed 11.4% to $414.3 million.

o Net income, excluding gain on asset sales, jumped 29.9% to $54.4 million.

o Diluted earnings per share, excluding gain on asset sales, rose 30.0% to $.39.

o Earnings before interest, taxes, depreciation, amortization and gain on asset sales advanced 16.6% to $226.3 million.

                            First Quarter Highlights
            (Dollars, except per share data, and shares in thousands)
-------------------------------------------------------------------------------
                                       Quarter Ended  Quarter Ended   % Change
                                          3/31/99        3/31/98
-------------------------------------------------------------------------------

 Revenues                                $ 414,256     $  371,720      11.4%
 EBITDA (1)                              $ 226,319     $  194,164      16.6%
 Net Income (2)                          $  54,372     $   41,871      29.9%
 Diluted Earnings Per Share (2)(3)       $     .39     $      .30      30.0%
 Average Diluted Shares Outstanding (3)    141,028        139,376       1.2%

 Telephone Revenues                      $ 292,961     $  259,813      12.8%
 Cellular Revenues                       $  98,471     $   94,166       4.6%
 Other Operations Revenues               $  22,824     $   17,741      28.7%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 Telephone Access Lines                  1,365,205      1,220,683      11.8%
 Cellular Units in
   Majority-Owned Markets                  638,992        576,397      10.9%
-------------------------------------------------------------------------------

(1) Earnings before interest, taxes, depreciation, amortization and gain on asset sales
(2) Excludes after-tax gain on asset sales of $6.7 million, or $.04 per share, in first quarter 1999 and $15.8 million, or $.11 per share, in first quarter 1998
(3) Reflects a three-for-two stock split effected as a stock dividend distributed March 31, 1999

           ------------------------------------------------------------

    "We are pleased with the strong customer growth achieved in CenturyTel's core businesses during the first quarter," Glen F. Post, III, President and Chief Executive Officer, said. "Annualized internal access line growth was 5.5% during the quarter, and cellular net additions more than doubled from first quarter 1998, surpassing 14,800 units. CenturyTel's financial results reflect excellent cash flow growth fueled by margin expansion in both our wireline and wireless operations."
           ------------------------------------------------------------

     Net income  excluding gain on asset sales for the quarter  climbed 29.9% to
     ----------
$54.4 million from $41.9 million in first quarter 1998. Diluted earnings per share, excluding gain on asset sales, increased 30.0% to $.39 from $.30, and consolidated revenues rose 11.4% to $414.3 million from $371.7 million. Earnings before interest, taxes, depreciation, amortization and gain on asset sales (EBITDA) grew to $226.3 million from $194.2 million, a 16.6% increase. CenturyTel achieved a consolidated EBITDA margin of 54.6% during the quarter.

     Telephone revenues grew 12.8% to $293.0 million during the quarter,compared
     ------------------
with $259.8 million in first quarter 1998. Telephone operating income increased 24.0%, reaching $95.3 million from $76.8 million, and operating cash flow rose 18.9% to $167.1 million from $140.6 million a year ago. The fourth quarter 1998 purchase of telephone access lines in Wisconsin from Ameritech contributed $11.2 million to telephone revenues during the quarter. CenturyTel's first quarter telephone operating cash flow margin was 57.0% while the operating income margin was 32.5%. Internet operations continued to show strong growth as Internet revenues increased by 60.0% over the prior year.

     "Demand for second lines, call management features and data services continues to aid the strong financial performance in our wireline operations," Post said.

     Cellular  revenues  grew  4.6% to  $98.5  million  in first  quarter  1999,
     ------------------
compared with $94.2 million in first quarter 1998. Cellular operating income advanced 2.5%, reaching $30.4 million from $29.7 million, and operating cash flow climbed 7.7% to $47.6 million from $44.2 million a year ago. CenturyTel's first quarter cellular operating cash flow margin was 48.4% (49.6% based on service revenues), and operating income margin was 30.9% (31.7% based on service revenues). Average monthly cellular service revenue per user (ARPU) was $51 during first quarter 1999, a 5.6% decrease from $54 a year ago. Cellular net additions were more than 14,800 for the quarter, while the average monthly churn rate was 2.0%.

     "CenturyTel's wireless customer growth for the quarter was enhanced by the successful expansion of our prepaid and digital products combined with low customer churn levels," Post said.

     Revenues from other operations grew 28.7% to $22.8 million during first
     ------------------------------
quarter 1999, compared with $17.7 million in first quarter 1998. CenturyTel now serves more than 240,000 long distance customers, adding more than 15,000 during the quarter.

     "We are pleased with the increase in long distance customers as we continue to experience strong customer demand for a bundled product offering," Post said.

     In addition to historical information, this release includes certain forward-looking statements that are subject to uncertainties that could cause the Company's actual results to differ materially from such statements. Such uncertainties include but are not limited to: the effects of ongoing deregulation in the telecommunications industry; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for the Company's products and services; the Company's ability to successfully introduce new offerings on a timely and cost-effective basis; the risks inherent in rapid technological change; the Company's ability to effectively manage its growth, including integrating newly-acquired properties into the Company's operations; the success and expense of the remediation efforts of the Company and its vendors in achieving year 2000 compliance; and the effects of more general factors such as changes in overall market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

     CenturyTel (Century Telephone Enterprises, Inc.) provides integrated communications services including local exchange, wireless, long distance, Internet access and security services to more than two million customers in 21 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the 9th largest local exchange telephone company, based on access lines, and the 10th largest cellular company, based on population equivalents owned, in the United States.

     Visit CenturyTel's corporate website at (www.centurytel.com

                       CENTURY TELEPHONE ENTERPRISES, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                   THREE MONTHS ENDED MARCH 31, 1999 AND 1998
                                   (UNAUDITED)

                                                                     INCREASE
In thousands,except per share amounts         1999        1998      (DECREASE)
                                        -------------------------    --------

      TELEPHONE OPERATIONS
Operating revenues
   Local service                       $    90,657       78,126         16.0%
   Network access                          167,155      151,178         10.6%
   Other                                    35,149       30,509         15.2%
                                        -------------------------
                                           292,961      259,813         12.8%
                                        -------------------------
Operating expenses
   Plant operations                         67,022       56,659         18.3%
   Customer operations                      21,894       22,816         (4.0%)
   Corporate and other                      36,919       39,783         (7.2%)
   Depreciation and amortization            71,828       63,712         12.7%
                                        -------------------------
                                           197,663      182,970          8.0%
                                        -------------------------
Telephone operating income                  95,298       76,843         24.0%
                                        -------------------------
      CELLULAR OPERATIONS
Operating revenues
   Service revenues                         95,976       92,098          4.2%
   Equipment sales                           2,495        2,068         20.6%
                                        -------------------------
                                            98,471       94,166          4.6%
                                        -------------------------
Operating expenses
   Cost of equipment sold                    4,381        3,696         18.5%
   System operations                        13,303       14,252         (6.7%)
   General, administrative and
     customer service                       19,160       18,381          4.2%
   Sales and marketing                      14,013       13,642          2.7%
   Depreciation and amortization            17,231       14,540         18.5%
                                        -------------------------
                                            68,088       64,511          5.5%
                                        -------------------------
Cellular operating income                   30,383       29,655          2.5%
                                        -------------------------
      OTHER OPERATIONS
Operating revenues                          22,824       17,741         28.7%
                                        -------------------------
Operating expenses
   Cost of sales and other                  16,960       13,165         28.8%
   Depreciation and amortization               922          942         (2.1%)
                                        -------------------------
                                            17,882       14,107         26.8%
                                        -------------------------
Other operating income                       4,942        3,634         36.0%
                                        -------------------------

TOTAL OPERATING INCOME                     130,623      110,132         18.6%

OTHER INCOME (EXPENSE)
   Gain on sales of assets                  10,358       24,343        (57.4%)
   Interest expense                        (42,241)     (42,809)        (1.3%)
   Income from unconsolidated cellular
     entities                                6,845        6,877         (0.5%)
   Minority interest                        (3,310)      (2,643)        25.2%
   Other income and expense                  2,180          604        260.9%
   Income tax expense                      (43,350)     (38,810)        11.7%
                                        -------------------------

NET INCOME                             $    61,105       57,694          5.9%
                                        =========================

EARNINGS PER SHARE (1)
   Basic                               $      0.44         0.42          4.8%
   Diluted (2)                         $      0.43         0.41          4.9%

SHARES OUTSTANDING (1)
   Basic                                   138,086      136,442          1.2%
   Diluted                                 141,028      139,376          1.2%

DIVIDENDS PER COMMON SHARE (1)         $     0.045       0.0433          3.9%

(1) Reflects a three-for-two stock split effected as a stock dividend distributed March 31,1999
(2) Includes $.04 and $.11 in 1999 and 1998, respectively, resulting from gain on asset sales

                      CENTURY TELEPHONE ENTERPRISES, INC.
                          CONSOLIDATED BALANCE SHEETS
                      MARCH 31, 1999 AND DECEMBER 31, 1998
                                  (UNAUDITED)

                                                     March 31,    December 31,
                                                       1999          1998
                                                  -----------------------------
                                                         (in thousands)
                                     ASSETS

CURRENT ASSETS
  Cash and cash equivalents                      $      4,085           5,742
  Other current assets                                228,660         220,496
                                                  -----------------------------
    Total current assets                              232,745         226,238
                                                  -----------------------------
PROPERTY, PLANT AND EQUIPMENT
  Telephone                                         3,692,537       3,660,252
  Cellular                                            435,379         428,984
  Other                                               214,724         200,422
  Accumulated depreciation                         (2,010,400)     (1,938,205)
                                                  -----------------------------
    Net property, plant and equipment               2,332,240       2,351,453
                                                  -----------------------------

INVESTMENTS AND OTHER ASSETS
  Excess cost of net assets acquired                1,941,127       1,956,701
  Other                                               391,057         401,063
                                                  -----------------------------
    Total investments and other assets              2,332,184       2,357,764
                                                  -----------------------------

TOTAL ASSETS                                     $  4,897,169       4,935,455
                                                  =============================

                               LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Current maturities of long-term debt           $     54,611          53,010
  Other current liabilities                           280,311         251,834
                                                  -----------------------------
    Total current liabilities                         334,922         304,844
                                                  -----------------------------

LONG-TERM DEBT                                      2,426,028       2,558,000
DEFERRED CREDITS AND OTHER LIABILITIES                539,798         541,129
STOCKHOLDERS' EQUITY                                1,596,421       1,531,482
                                                  -----------------------------
TOTAL LIABILITIES AND EQUITY                     $  4,897,169       4,935,455
                                                  =============================

                              CAPITAL EXPENDITURES
                   THREE MONTHS ENDED MARCH 31, 1999 AND 1998

                                                                          INC
                                                     1999       1998     (DEC)
                                                  -----------------------------
                                                      (in thousands)

Telephone                                        $  38,304     35,287     8.5%
Cellular                                             7,163     18,132   (60.5%)
Corporate and other                                 17,534      9,185    90.9%
                                                  --------------------
  Total capital expenditures                     $  63,001     62,604     0.6%
                                                  ====================


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CENTURY TELEPHONE ENTERPRISES, INC.

                                   By:  /s/ R. Stewart Ewing
                                       -------------------------
                                       R. Stewart Ewing
                                       Senior Vice President and
                                       Chief Financial Officer